UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                                July 19, 2006
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

     On July 19, 2006, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Broadcast Second Quarter 2006 Earnings Conference Call Over the Internet." The press release is included below.

                                                           FOR IMMEDIATE RELEASE

Contact:  Carol  DiRaimo,  Vice  President  of Investor Relations
          (913) 967-4109


            Applebee's International to Broadcast Second Quarter 2006
                   Earnings Conference Call Over the Internet

OVERLAND PARK, KAN., July 19, 2006 -- Applebee's International, Inc. (Nasdaq:APPB) will be releasing second quarter 2006 earnings after the market closes on Wednesday, July 26, 2006. Comparable sales for both the June and July fiscal periods will be included in the release. The company will host a conference call to review the results on Thursday morning, July 27, 2006, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time), which will be broadcast live over the Internet.

To listen to the conference call, please go to the Investors section of the company's website (www.applebees.com) at least 15 minutes prior to the commencement of the call to register, download, and install any necessary audio software. A replay will be available shortly after the call.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,863 Applebee's restaurants operating system-wide in 49 states and 16 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     July 19, 2006                     By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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